Exhibit 99.1

TransAct Technologies Appoints John Dillon Interim Chief Executive Officer

Reiterates 2023 Full Year Guidance

HAMDEN, Conn.—(BUSINESS WIRE)—April 5, 2023—TransAct Technologies Incorporated (Nasdaq: TACT) (“TransAct” or the “Company”), a global leader in software-driven technology and printing solutions for high growth markets, today announced that, on April 4, 2023, its Board of Directors (the “Board”) appointed John M. Dillon, a member of the Board, as interim Chief Executive Officer, effective immediately. Mr. Dillon succeeds Bart C. Shuldman, who resigned as CEO and as a director of the Company.

Mr. Shuldman served as TransAct’s CEO since 1996. His steadfast leadership helped the Company successfully emerge from the challenges presented by the COVID-19 pandemic, and he has been integral in developing the Company’s strategic direction.

“On behalf of the Board, we want to thank Bart for his nearly three decades of dedication and service to TransAct and our valued customers. We are fortunate to have in John a highly experienced former chief executive who has been intimately involved in the development of our strategic plan as a director to step in as interim CEO and lead our implementation efforts. He is very familiar with our culture and our operations, having served on our Board for more than a decade,” said Board Chair Haydee Olinger.

“I am eager to take a more active leadership role in the business as we look to grow revenue and execute on our strategic plan,” added Mr. Dillon.

“After 27 years of serving as TransAct’s CEO, it feels like the right time to step away and spend more time with my family. The Company is in a position of strength, and I have no doubt that John will help lead TransAct into its next stage of growth,” said Bart Shuldman.

Mr. Dillon has been a Board member since 2011, is an experienced executive, and has previously served as the CEO of several companies. He is Chairman of Aerospike, Inc. and previously served as Chief Executive Officer of Aerospike, Chief Executive Officer Engine Yard, Inc., Chief Executive Officer of Navis, Inc., Chief Executive Officer of Salesforce.com, and President & Chief Executive Officer of Hyperion Solutions. He began his career as a Systems Engineer for EDS (Electronic Data Systems) and then moved into a variety of sales management positions for various high-tech companies, including Oracle Corporation. Mr. Dillon received an undergraduate degree from United States Naval Academy and an MBA from Golden Gate University.

Fiscal Year 2023 Outlook

Management is reiterating its fiscal year guidance of revenue between $70 million and $72 million and total adjusted EBITDA between $5.2 million and $5.4 million.

Outlook for non-GAAP adjusted EBITDA is presented only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. If one or more of the currently unavailable items is applicable, some items could be material, individually or in the aggregate, to GAAP reported results.

About TransAct Technologies Incorporated

TransAct Technologies Incorporated is a global leader in developing and selling software-driven technology and printing solutions for high-growth markets including food service, casino and gaming, and POS automation. The Company’s solutions are designed from the ground up based on customer requirements and are sold under the BOHA!™, AccuDate™, EPICENTRAL®, Epic and Ithaca® brands. TransAct has sold over 3.7 million printers, terminals and other hardware devices around the world and is committed to providing world-class service, spare parts, and accessories to support its installed product base. Through the TransAct Services Group, the Company also provides customers with a complete range of supplies and consumable items both online at http://www.transactsupplies.com and through its direct sales team. TransAct is headquartered in Hamden, CT. For more information, please visit http://www.transact-tech.com or call (203) 859-6800.

TransAct®, BOHA!™, AccuDate™, Epic, EPICENTRAL® and Ithaca® are trademarks of TransAct Technologies Incorporated. ©2023 TRANSACT Technologies Incorporated. All rights reserved.

Non-GAAP Financial Measures

TransAct is providing certain non-GAAP financial measures because the Company believes that these measures are helpful to investors and others in assessing the ongoing nature of what the Company’s management views as TransAct’s core operations. Adjusted EBITDA provides the Company with an understanding of one aspect of earnings before the impact of investing and financing charges and income taxes. The Company believes that this non-GAAP financial measure provides relevant and useful information to an investor evaluating the Company’s operating performance because this measure is: (i) widely used by investors to measure a company’s operating performance without regard to items that do not reflect the Company’s ongoing operations and are excluded from the calculation of such measure; (ii) used as financial measurements by lenders and other parties to evaluate creditworthiness; and (iii) used by the Company’s management for various purposes including strategic planning and forecasting and assessing financial performance. The Company uses this measure to evaluate period-over-period operating performance because the Company believes this provides a more comparable measure of the Company’s continuing business, as this measure adjusts for the special items that are not reflective of the normal results of the business. This measure may be useful to an investor in evaluating the underlying operating performance of the Company’s business.

Cautionary Statement Regarding Forward Looking Statements

Certain statements included in this press release may include forward-looking statements. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statement represent current views about possible future events and are often identified by the use of forward-looking terminology, such as “may,” "will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “plan,” “design” or “continue,” or the negative thereof, or other similar words. Forward-looking statements are subject to certain risks, uncertainties and assumptions. In the event that one or more of such risks or uncertainties materialize, or one or more underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to, the following: the adverse effects of current economic conditions, whether due to the COVID-19 pandemic or otherwise on our business, operations, financial condition, results of operations and capital resources, difficulties or delays in manufacturing or delivery of inventory or other supply chain disruptions, inflation and the Russia/Ukraine conflict, an inability of our customers to make payments on time or at all, diversion of management attention, a possible future reduction in the value of goodwill or other intangible assets, inadequate manufacturing capacity or a shortfall or excess of inventory as a result of difficulty in predicting manufacturing requirements due to volatile economic conditions, price increases or decreased availability of component parts or raw materials, exchange rate fluctuations, volatility of and decreases in trading prices of our common stock and the availability of needed financing on acceptable terms or at all; our ability to successfully develop new products that garner customer acceptance and generate sales, both domestically and internationally, in the face of substantial competition; our reliance on an unrelated third party to develop, maintain and host certain web-based food service application software and develop and maintain selected components of our downloadable software applications pursuant to a non-exclusive license agreement, and the risk that interruptions in our relationship with that third party could materially impair our ability to provide services to our food service technology customers on a timely basis or at all and could require substantial expenditures to find or develop alternative software products; our ability to successfully transition our business into the food service technology market; risks associated with potential future acquisitions; general economic conditions; our dependence on contract manufacturers for the assembly of a large portion of our products in Asia; our dependence on significant suppliers; our ability to recruit and retain quality employees as the Company grows; our dependence on third parties for sales outside the United States; our dependence on technology licenses from third parties; marketplace acceptance of new products; risks associated with foreign operations; the availability of third-party components at reasonable prices; price wars, supply chain disruptions or other significant pricing pressures affecting the Company’s products in the United States or abroad; increased product costs or reduced customer demand for our products due to changes in U.S. policy that may result in trade wars or tariffs; our ability to protect intellectual property; and other risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and other reports filed with the Securities and Exchange Commission. Actual results may differ materially from those discussed in, or implied by, the forward-looking statements. We caution readers not to place undue reliance on forward-looking statements, which speak only as of the date of this release. We undertake no obligation to publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors, except where we are expressly required to do so by applicable law.

Media Inquiries

ICR Inc.

Dan.McDermott@icrinc.com